Exhibit 99.1

ELDORADO RESORTS AND CAESARS ENTERTAINMENT ANNOUNCE

PRELIMINARY RESULTS OF ELECTIONS

MADE BY CAESARS STOCKHOLDERS IN CONNECTION

WITH THE PROPOSED MERGER

Reno and Las Vegas, Nev. (July 17, 2020) – Eldorado Resorts, Inc. (NASDAQ: ERI) (“Eldorado” or the “Company”) and Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars” or “Caesars Entertainment”) today announced the preliminary results of the elections made by Caesars stockholders as to the form of consideration they wish to receive in connection with the previously announced merger (the “Merger”) of Caesars with a subsidiary of Eldorado pursuant to the parties’ Agreement and Plan of Merger, dated as of June 24, 2019 (as amended on August 15, 2019, the “Merger Agreement”).

As previously announced, Caesars stockholders were permitted to elect to receive in exchange for each issued and outstanding share of Caesars common stock (other than shares of Caesars common stock that are (a) owned or held in treasury by Caesars or owned by Eldorado or any of its subsidiaries or (b) held by a holder of record who did not vote in favor of the Merger and is entitled pursuant to, and who complies in all respects with, Section 262 of the Delaware General Corporation Law) consideration payable in either cash (the “Cash Election Consideration”) or common stock, par value $0.00001 per share, of Eldorado (the “Stock Election Consideration”), each as more fully described in the Merger Agreement. Caesars stockholders whose election materials were not received in proper form by the exchange agent by 5:00 p.m., New York City time, on July 16, 2020 (the “Election Deadline”) were deemed to have made no election and will have their Caesars shares converted into the right to receive the Cash Election Consideration, Stock Election Consideration or a combination of both depending on the elections made by other Caesars stockholders according to the proration procedures specified in the Merger Agreement. Caesars stockholders are urged to consult their tax advisors for a full understanding of the tax consequences of exchanging Caesars shares for the Cash Election Consideration and/or Stock Election Consideration.

All such elections were subject to the proration procedures described in the Merger Agreement and in the joint proxy statement/prospectus, dated October 11, 2019 (the “Joint Proxy Statement/Prospectus”) prepared in connection with the Merger.

Based on the information available as of the Election Deadline, the preliminary results for the election of merger consideration were as follows:

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Holders of 382,608,319 shares of Caesars common stock (which includes 81,320,835 shares that remain subject to guaranteed delivery procedures), or approximately 55.25% of the shares deemed outstanding for purposes of the election, elected to receive the Cash Election Consideration;

•

Holders of 271,242,689 shares of Caesars common stock (which includes 73,765,316 shares that remain subject to guaranteed delivery procedures), or approximately 39.17% of the shares deemed outstanding for purposes of the election, elected to receive the Stock Election Consideration; and

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Holders of 38,592,472 shares of Caesars common stock, or approximately 5.57% of the shares deemed outstanding for purposes of the election, either did not submit valid elections or submitted an election expressing no preference.

The foregoing results are preliminary only and are subject to a notice of guaranteed delivery procedure. The final election results may therefore differ materially from the preliminary election results and are not expected to be available until following the closing of the Merger. Based on the preliminary results described above, it is expected that Caesars stockholders who elected to receive the Stock Consideration will be subject to proration. After the final merger consideration election results are determined, the final allocation and proration of merger consideration will be calculated in accordance with the terms of the Merger Agreement.

Caesars stockholders are reminded that until the consummation of the Merger, Caesars stockholders will not be able to transfer (including by sale) shares of Caesars common stock for which a properly completed election form has been submitted unless the election is revoked prior to the transfer of such shares of Caesars common stock. Caesars stockholders are not entitled to revoke or change their elections following the Election Deadline. As a result, Caesars stockholders will be unable to sell their shares of Caesars common stock during the period between the Election Deadline and the effective time of the Merger.

About Eldorado Resorts, Inc.

Eldorado is a leading casino entertainment company that owns and operates twenty-one properties in eleven states, including Colorado, Florida, Illinois, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada, New Jersey, and Ohio. In aggregate, Eldorado’s properties feature approximately 22,400 slot machines, VLTs, and e-tables, and approximately 640 table games, and over 11,200 hotel rooms. For more information, please visit www.eldoradoresorts.com.

About Caesars Entertainment Corporation

Caesars Entertainment is one of the world’s most diversified casino-entertainment providers and the most geographically diverse U.S. casino-entertainment company. Since its beginning in Reno, Nevada, in 1937, Caesars Entertainment has grown through development of new resorts, expansions and acquisitions. Caesars Entertainment’s resorts operate primarily under the Caesars®, Harrah’s® and Horseshoe® brand names. Caesars Entertainment’s portfolio also includes the Caesars Entertainment UK family of casinos. Caesars Entertainment is focused on building loyalty and value with its guests through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence and technology leadership. Caesars Entertainment is committed to its employees, suppliers, communities and the environment through its PEOPLE PLANET PLAY framework. For more information, please visit www.caesars.com/corporate.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the current expectations of Eldorado and Caesars and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the timing and completion of the Merger. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “will” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that the forward-looking events discussed in this document will occur or be achieved. There is no assurance that the Merger will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. Information on risks and uncertainties is available in each of Eldorado’s and Caesars’ recent filings with the SEC, including their respective reports on Form 10-K, Form 10-Q and Form 8-K. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. The forward-looking statements in this document speak only as of date of this document. These factors are difficult to anticipate and are generally beyond the control of Eldorado and Caesars. Neither Eldorado nor Caesars undertakes any obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law.

Contacts:

For Eldorado Resorts, Inc.

Brian Agnew

Eldorado Resorts

775/328-0112

investorrelations@eldoradoresorts.com

Joseph N. Jaffoni, Richard Land, James Leahy

JCIR

212-835-8500

eri@jcir.com

For Caesars Entertainment Corporation

Media Contact:

Rich Broome

rbroome@caesars.com

Investor Relations Contact:

Joyce Arpin

jthomas@caesars.com